Exhibit 32.2
Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
I, David M. Oliver, Interim Chief Financial Officer and Senior Vice President, Controller of Chico’s FAS, Inc. (the “Company”) certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Quarterly Report of the Company on Form 10-Q for the period ended October 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Oliver
David M. Oliver
Interim Chief Financial Officer and Senior Vice President, Controller
Date: November 25, 2020